SCHWAB ANNUITY PORTFOLIOS

Schwab® S&P 500 Index Portfolio

Supplement dated February 2, 2017 to the Prospectus and Statement of Additional Information (SAI), each dated April 14, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with those documents.

Effective March 1, 2017, the management fee structure for the Schwab S&P 500 Index Portfolio (the Fund) will change to a unitary fee structure and the management fees payable by the Fund to Charles Schwab Investment Management, Inc. (CSIM), the Fund’s investment adviser, will be reduced as follows:

	Current Management Fee	New Management Fee	Current Total Annual Fund Operating Expenses*	New Total Annual Fund Operating Expenses
Schwab S&P 500 Index Portfolio	0.15%	0.03%	0.24%	0.03%

*	After expense reduction. The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to the level outlined in the Fund’s prospectus.

Under the new management fee structure, CSIM will pay the operating expenses of the Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

The Board of Trustees has approved these changes which are intended to benefit current and future shareholders by offering the Fund to all investors with competitive expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG95814-00 (02/17)

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